                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                    DEAN WITTER INTERMEDIATE INCOME SECURITIES (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              T =       |/\  n|        ERV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


           T = AVERAGE ANNUAL COMPOUND RETURN
           n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
           P = INITIAL INVESTMENT

                                                                                                     (A)
      $1,000                ERV AS OF                AGGREGATE              NUMBER OF           AVERAGE ANNUAL
    INVESTED - P            31-Aug-97               TOTAL RETURN            YEARS - n         COMPOUND RETURN - T
-------------------     -------------------     -------------------    -------------------    -------------------
    31-Aug-96                $1,029.30                2.93%                    1.00                 2.93%

    31-Aug-92                $1,264.60               26.46%                    5.00                 4.81%

    03-May-89                $1,695.00               69.50%                    8.33                 6.54%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              t =       |/\  n|         EV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


                            EV
                TR  =   ----------       - 1
                             P


           t = AVERAGE ANNUAL TOTAL RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                        (C)                                          (B)
      $1,000                EV AS OF                   TOTAL                NUMBER OF           AVERAGE ANNUAL
   INVESTED - P             31-Aug-97               RETURN - TR             YEARS - n           TOTAL RETURN - t
-------------------     -------------------     -------------------    -------------------    -------------------
    31-Aug-96                $1,079.30                 7.93%                 1.00                  7.93%

    31-Aug-92                $1,283.60                28.36%                 5.00                  5.12%

    03-May-89                $1,695.00                69.50%                 8.33                  6.54%


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF  INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN


                                                       (D)                     (E)                  (F)
       $10,000                 TOTAL                 GROWTH OF              GROWTH OF             GROWTH OF
    INVESTED - P            RETURN - TR          $10,000 INVESTMENT     $50,000 INVESTMENT    $100,000 INVESTMENT
-------------------     -------------------     -------------------    -------------------    -------------------
     03-May-89                 69.50                   $16,950                $84,750               $169,500


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (A)





(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              T =       |/\  n|        ERV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


           T = AVERAGE ANNUAL TOTAL RETURN
           n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
           P = INITIAL INVESTMENT

                                                                                                     (A)
      $1,000                ERV AS OF               AGGREGATE              NUMBER OF           AVERAGE ANNUAL
    INVESTED - P            31-Aug-97              TOTAL RETURN            YEARS - n          TOTAL RETURN - T
-------------------     -------------------     -------------------    -------------------    -------------------
    28-Jul-97                $953.10                  -4.69%                  0.09                   NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              t =       |/\  n|         EV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


                            EV
                TR  =   ----------       - 1
                             P


           t = AVERAGE ANNUAL TOTAL RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                       (C)                                         (B)
       $1,000                EV AS OF                 TOTAL               NUMBER OF           AVERAGE ANNUAL
   INVESTED - P             31-Aug-97              RETURN - TR            YEARS - n           TOTAL RETURN - t
-------------------     -------------------     -------------------    -------------------    -------------------

    28-Jul-97                $995.40                  -0.46%                 0.09                    NA



(D)      GROWTH OF $10,000*
(E)      GROWTH OF $50,000*
(F)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                               TOTAL              (D) GROWTH OF            (E) GROWTH OF           (D) GROWTH OF
    INVESTED - P            RETURN - TR       $10,000 INVESTMENT - G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
-------------------     -------------------   ----------------------   ----------------------   -----------------------
    28-Jul-97                -0.46                    $9,531                   $48,028                  $96,803


*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%,
 3.50% & 2.75% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              T =       |/\  n|        ERV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


           T = AVERAGE ANNUAL TOTAL RETURN
           n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
           P = INITIAL INVESTMENT


                                                                                                     (A)
      $1,000                ERV AS OF               AGGREGATE              NUMBER OF            AVERAGE ANNUAL
    INVESTED - P            31-Aug-97              TOTAL RETURN            YEARS - n           TOTAL RETURN - T
-------------------     -------------------     -------------------    -------------------    -------------------
    28-Jul-97                $986.90                  -1.31%                   0.09                   NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              t =       |/\  n|         EV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


                            EV
                TR  =   ----------       - 1
                             P


           t = AVERAGE ANNUAL TOTAL RETURN
               (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                       (C)                                           (B)
      $1,000                 EV AS OF                 TOTAL                 NUMBER OF           AVERAGE ANNUAL
   INVESTED - P             31-Aug-97              RETURN - TR              YEARS - n           TOTAL RETURN - t
-------------------     -------------------     -------------------    -------------------    -------------------

    28-Jul-97                 $996.90                  -0.31%                 0.09                    NA


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                               TOTAL             (D) GROWTH OF            (E) GROWTH OF            (D) GROWTH OF
    INVESTED - P            RETURN - TR       $10,000 INVESTMENT - G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
-------------------     -------------------   ----------------------   ----------------------   -----------------------
    28-Jul-97                 -0.31                    $9,969                  $49,845                  $99,690


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)


                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              t =       |/\  n|         EV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


                            EV
                TR  =   ----------       - 1
                             P


      t = AVERAGE ANNUAL COMPOUND RETURN
      n = NUMBER OF YEARS
     EV = ENDING VALUE
      P = INITIAL INVESTMENT
     TR = TOTAL RETURN



                                                        (C)                                          (B)
      $1,000                 EV AS OF                  TOTAL               NUMBER OF            AVERAGE ANNUAL
   INVESTED - P              31-Aug-97              RETURN - TR            YEARS - n           TOTAL RETURN - t
-------------------     -------------------     -------------------    -------------------    -------------------
    28-Jul-97                $995.60                  -0.44%                  0.09                     NA


(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                               TOTAL              (D) GROWTH OF            (E) GROWTH OF           (D) GROWTH OF
    INVESTED - P            RETURN - TR        $10,000 INVESTMENT - G   $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
-------------------     -------------------    ----------------------   ----------------------    -----------------------
    28-Jul-97                 -0.44                    $9,956                 $49,780                   $99,560


                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW INTERMEDIATE INCOME SECURITIES
                              30 day Yield as of 8/31/97


                               CLASS A

                                       6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:    a = Dividends and interest earned during the period

              b = Expenses accrued for the period

              c = The average daily number of shares outstanding
                  during the period that were entitled to receive dividends

              d = The maximum offering price per share on the last
                  day of the period


                                                       6
    YIELD = 2{ [(( 58.72-19.31)/1,333.832*10.02)+1] -1}

         =    3.56%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW INTERMEDIATE INCOME SECURITIES
                              30 day Yield as of 8/31/97


                               CLASS B

                                       6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:    a = Dividends and interest earned during the period

              b = Expenses accrued for the period

              c = The average daily number of shares outstanding
                  during the period that were entitled to receive dividends

              d = The maximum offering price per share on the last
                  day of the period


                                                                    6
    YIELD = 2{ [(( 923,592.02-249,864.95)/17,437,202.657*9.59)+1] -1}

         =    4.88%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW INTERMEDIATE INCOME SECURITIES
                              30 day Yield as of 8/31/97


                               CLASS C

                                       6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:    a = Dividends and interest earned during the period

              b = Expenses accrued for the period

              c = The average daily number of shares outstanding
                  during the period that were entitled to receive dividends

              d = The maximum offering price per share on the last
                  day of the period


                                                      6
    YIELD = 2{ [(( 97.27-49.90)/2,461.762*9.61)+1] -1}

         =    2.41%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW INTERMEDIATE INCOME SECURITIES
                              30 day Yield as of 8/31/97


                               CLASS D

                                       6
    YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



    WHERE:    a = Dividends and interest earned during the period

              b = Expenses accrued for the period

              c = The average daily number of shares outstanding
                  during the period that were entitled to receive dividends

              d = The maximum offering price per share on the last
                  day of the period


                                                              6
    YIELD = 2{ [(( 26,870.99-4,295.62)/505,394.076*9.59)+1] -1}

         =    5.65%